UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 8, 2008

Date of Earliest Event Reported:  September 3, 2008

AdCare Health Systems, Inc.

(Exact Name of Registrant as specified in its Charter)

Ohio	31-1332119
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
5057 Troy Rd, Springfield, OH	45502-9032
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code

(937) 964-8974

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)).

Item 5.02  Departure of Directors or Certain Officers;  Election of Directors;  Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers

On Friday, August 15, 2008, the Company’s Board of Directors approved new employment agreements to replace the previous employment agreements for David A. Tenwick, Chairman and Gary L. Wade, Chief Executive Officer, Chief Operating Officer and President.  The new employment agreements replace prior agreements that expired on April 1, 2008.

In addition, a new employment agreement was approved by the Board for J. Scott Cunningham, Chief Financial Officer containing substantially the same terms and conditions.

These agreements were signed on September 3, 2008 and made effective September 1, 2008.  All three employment agreements are included as exhibits to this form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit
99.1	Employment Agreement between AdCare Health Systems, Inc. and David A. Tenwick
99.2	Employment Agreement between AdCare Health Systems, Inc. and Gary L. Wade
99.3	Employment Agreement between AdCare Health Systems, Inc. and J. Scott Cunningham

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  September 8, 2008

ADCARE HEALTH SYSTEMS, INC.

By:  /s/ Scott Cunningham

Name: Scott Cunningham

Title:  Chief Financial Officer

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